                                  Exhibit 10.3




                         EMPLOYEE LOAN PROGRAM AGREEMENT


           The undersigned (the "Employee") is the holder of the Employee Stock Option(s) (the "Option(s)") issued by PDT, Inc., a Delaware corporation (the "Company") described in Exhibit B.

           The Employee has requested to borrow the Loan Amount identified below, but not exceeding $25,000.00 in the aggregate, from the Company and the Employee has agreed to execute and deliver the Employee Loan Promissory Note (the "Note") in the form attached hereto as Exhibit A.

           The Employee has reviewed the terms of the Note and agrees to be bound by the terms thereof.

           The Employee grants a security interest in the Option(s) to the Company to secure the obligations under the Note and will deliver to the Company the Employee's original copy of the Option(s) with such instrument of transfer as the Company shall request. By its acceptance of the Option(s), the Company consents to such transfer of the Option(s). The Employee also agrees that the Option(s) constitute a "security" and (i) in the event of a default by the Employee under the terms of the Note, the Company may set off and utilize the Option(s) or the shares underlying the Option(s) for the purpose of paying the principal and interest due pursuant to the Note, (ii) the Company shall be entitled to receive from the proceeds of the sale of any stock underlying any Company stock option funds sufficient to repay this Note and (iii) any such sale proceeds shall be remitted by any selling broker directly to the Company. The Employee further represents that the proceeds of the loan under the Employee Loan Program are not for the purpose of purchasing or carrying margin stock within the meaning of Regulation G promulgated by the Federal Reserve Board and the Employee agrees to execute and deliver prior to funding such statement of purpose as shall be required under such regulation.

           The Employee hereby acknowledges, ratifies and affirms all of the remaining terms and conditions of the Option(s).

          In Witness Whereof the undersigned have duly executed this Agreement on the respective dates indicated.

                                    PDT, INC.

                                    By:
--------------------------          --------------------------------------------
Date                                Title: Chief Financial Officer

                                    Employee


-------------------------           --------------------------------------------
Date

                                    Exhibit A

                          Employee Loan Promissory Note

                          EMPLOYEE LOAN PROMISSORY NOTE


$25,000                                                       Santa Barbara, CA
                                                              Date:


     FOR    VALUE    RECEIVED,    _____________________,    (the    "Employee"),
unconditionally promises to pay to the order of PDT, INC. (the "Company"), whose address is 7408 Hollister Avenue, Santa Barbara, California 93117, in the manner and at the place hereinafter provided, the principal amount of Twenty Five Thousand and 00/100ths Dollars ($25,000.00) (or such lesser amount as shall equal the aggregate unpaid principal amount of the loans made by the Company to the Employee under the Company's Employee Loan Program), together with interest at the rate established from time to time by the Department of the Treasury and defined as the annual Applicable Federal Rate, which shall accrue and be payable together with the principal amount hereof upon the earlier of: (i) termination of Employee's employment with Company, (ii) Employee's election to exercise of any Company stock option held by Employee, or (iii) the earliest expiration of the employee stock option(s) described in Paragraph 7 below (the "Maturity Date").

     The Employee also promises to pay on the Maturity Date interest on the unpaid principal amount hereof as it exists from time to time from the date hereof until paid in full. All computations of interest shall be made by the Company on the basis of a 360-day year and the actual number of days elapsed in the relevant period. In no event shall the interest rate payable on this Note exceed the maximum rate of interest permitted to be charged under applicable law.

     The date and amount of each loan made by the Company to the Employee, and each payment made on account of the principal of such loan(s), shall be recorded by the Company on its books and, prior to any transfer of this Note, endorsed by the Company on the schedule attached to this Note or any continuation of such schedule, provided that the failure of the Company to make any such recordation or endorsement shall not affect the obligations of the Employee to make a payment when due of any amount owing under the Employee Loan Program or under this Note in respect of the loans made by the Company.

     This Note is the Employee Loan Promissory Note referred to in the Employee Loan Program Agreement (as modified and supplemented and in effect from time to time, the "Loan Agreement") between the Company and the Employee and evidences loans made by the Company under the Loan Agreement.

     1. PAYMENTS. All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America to the Company at the address specified by the Company, or at such other place as shall be designated in a written notice delivered to the Employee. Whenever any payment on this Note shall be stated to be due on a day that is not a business day, such payment shall instead be made on the next succeeding business day. Each payment made hereunder shall be credited first to interest then due and the remainder of such payment shall be credited to principal, and interest shall thereupon cease to accrue upon the principal portion so credited.


     2. LATE PAYMENT CHARGES. A late payment charge of five percent (5%) will be payable by the Employee to the Company for any payment not made within ten (10) days of its due date (including the Maturity Date).

     3. COVENANT. The Employee covenants and agrees that until this Note is paid in full, they will promptly, after the occurrence of an Event of Default (as hereinafter defined) or an event, act or condition which, with notice or lapse of time or both, would constitute an Event of Default, provide the Company with a certificate specifying the nature thereof and the Employee's proposed response thereto.

     4. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default":

     (a) failure of the Employee to pay any principal, interest or other amount due under this Note when due, whether at the due date, the Maturity Date, by acceleration, or otherwise;

     (b)  sale, conveyance or transfer of any option(s) which secure this Note;

     (c) the Employee shall die or shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due;

     (d) (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Employee in an involuntary case under Title 11 of the United States Code entitled "Bankruptcy" (as now and hereinafter in effect, or any successor thereto, the "Bankruptcy Code") or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against the Employee under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or

     (e) an order for relief shall be entered with respect to the Employee or the Employee shall commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or the Employee shall make an assignment for the benefit of creditors; or the Employee shall be unable or fail, or shall admit in writing their inability to pay its debts as such debts become due.

     5. REMEDIES. Upon the occurrence of any Event of Default specified in Paragraph 4 above, the principal amount of this Note, together with accrued interest thereon, shall become immediately due and payable, without presentment, demand, notice, protest or other requirements of any kind (all of which are hereby expressly waived by the Employee), and upon the occurrence and during the continuance of any other Event of Default, the Company may, by written notice to the Employee, declare the principal amount of this Note, together with accrued interest thereon to be due and payable, and the principal amount of this Note, together with such interest, shall thereupon immediately become due and payable without presentment, further notice, protest or other requirements of any kind (all of which are hereby expressly waived by the Employee). Upon any such acceleration of the amounts due under this Note or upon the Maturity Date, the Company may withhold from, exercise or setoff against any security for this Note, including the employee stock option(s) securing this Note, amounts necessary to repay this Note. The Employee further agrees that (i) the Company shall be entitled to receive from the proceeds of the sale of any stock underlying any Company stock option funds sufficient to repay this Note and (ii) any such sale proceeds shall be remitted by any selling broker directly to the Company.

     6. MISCELLANEOUS.

     (a) All notices and other communications provided for hereunder shall be in writing (including telecopier communication) and mailed, telecopied or delivered as follows: if to the Employee, (i) at their address specified opposite their signature below or (ii) at their inter-office mail box; and if to the Company, at the address for payment set forth in Section 1 above; in each case at such other address as shall be designated by the Company or the Employee in a written notice to the other. All such notices and communications shall, when mailed, telecopied or sent by overnight courier, be effective when deposited in the mails, delivered to the overnight courier, or sent by telecopier and, when hand delivered or deposited in the Employee's inter-office mail box, be effective when deposited in such mail box.

     (b) The Employee agrees to indemnify the Company against any losses, claims, damages and liabilities and related expenses, including counsel fees and expenses, incurred by the Company arising out of or in connection with or as a result of the transactions contemplated by this Note. In particular, the Employee promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in connection with the collection and enforcement of this Note.

     (c) No failure or delay on the part of the Company or any other holder of this Note to exercise any right, power or privilege under this Note and no course of dealing between the Employee and the Company shall impair such right, power or privilege or operate as a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative to, and not exclusive of, any rights or remedies which the Company would otherwise have. No notice to or demand on the Employee in any case shall entitle the Employee to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Company to any other or further action in any circumstances without notice or demand.

     (d) The Employee and any endorser of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

     (e) THIS NOTE, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

     (f)  THE TERMS OF THIS NOTE CONTAIN A BALLOON PAYMENT.

     (g)  This Note may be prepaid without penalty.

     7. SECURITY. This Note is secured by a pledge of the required employee stock option(s) and shares underlying such option(s) as described in the Employee Loan Program Agreement executed by the Employee.

     IN WITNESS WHEREOF, the Employee has caused this Note to be executed and delivered as of the day and year and at the place first above written.

                               EMPLOYEE:



                               -----------------------------------------
                               Signature


                               Address:

                                           SCHEDULE OF LOANS

     This Note evidences loans made under the Loan Agreement to the Employee, on the dates and in the principal amounts set forth below, subject to the payments and prepayments of principal set forth below:



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 Date Made                 Principal Amount           Amount Paid              Unpaid           Notation
                                of Loan               or Prepaid          Principal Amount      Made By
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

                                    PDT, INC.
                              EMPLOYEE LOAN PROGRAM
                               SUMMARY DESCRIPTION


General:

Under the PDT, Inc. Employee Loan Program (the "Loan Program"), Employees may borrow from PDT, Inc. (the "Company") an amount up to a maximum of $25,000.00, which will be due and payable at a specified period in the future. Interest will accrue quarterly and will be due and payable upon the loan due date. To secure the loan, employees will be required to pledge their vested stock options which will be adjusted in the future based on the fair market value.


Loan Details:

Loan Limit: The loan will be the lesser of 25% of the employee's vested gain value in their unexercised options pledged to secure the loan or $25,000.00. The $25,000.00 represents a lifetime maximum that can be borrowed by an employee under the Loan Program.

Vested Gain Value: The vested gain will be determined based on the average per share closing price of the Company's stock as quoted on Nasdaq for the preceding month of the enrollment period less the option exercise price times the number of vested shares. An increase in the vested gain value of pledged options allows an employee to borrow additional funds, up to the plan maximums, and a decrease in the vested gain value may require a pledge of additional options.

Dates and Amounts of Loans: Subsequent to the initial enrollment period, an employee who has not reached the maximum of $25,000.00 in loans may have an opportunity to receive additional loans during subsequent enrollment periods. This may occur if the employee, (i) vests additional options, or (ii) the vested gain value increases. The employee must complete the Enrollment Application to request the additional loan amounts.

Security Interest: The employee agrees to give the Company a security interest in their unexercised vested options and will deliver to the Company their original copy of those Option Agreements as determined by the Company required to secure the loan. As the number of shares required to secure the loan will fluctuate from time to time based on the market price per share, and because accrued interest will be accumulating over the term of the loan, additional Option Agreements may be requested to be provided to the Company and those Option Agreements requested and delivered will be retained by the Company until such time as the outstanding principal loan and interest amount is repaid.

Loan Due Date: The loan due date will be the earlier of: (i) termination of employment with the Company, (ii) the date of any election to exercise a Company option held by the employee or (iii) the earliest option expiration date. On the loan due date the outstanding loan amount, including cumulative accrued interest, will be due.

Interest: Interest will be accrued and compounded quarterly at the Applicable Federal Rate. The cumulative accrued interest will be due and payable at the loan due date.

Payment of Loan: Upon the loan due date, payment shall be made to the Company for the principal loan amount and the accrued interest. If the employee does not have the funds to repay the loan, the Company may offset and utilize the Options or shares underlying the Options for the purpose of paying the principal and interest due. The number of shares needed for such offset will be determined based on the total loan amount and cumulative accrued interest divided by the per share price of the stock as quoted on Nasdaq as of the close of business for the preceding day of the period being measured. If an employee chooses to exercise and sell their options, the employee agrees that the principle loan amount and accrued interest will be paid out of the sale proceeds and remitted by the broker to the Company on the employee's behalf. A late payment charge may be applied to the outstanding amount and accrued interest.

Loan Enrollment: An employee will be able to apply for a loan from the Company four times a calendar year. The enrollment periods will last approximately one week during dates announced by the company.

Tax Impact: Upon repayment of the cumulative accrued interest, the employee will receive notification of the amount paid to be used for possible tax purposes. If all or a portion of the loan is considered to be forgiven, then that portion which is forgiven will be considered compensation to the employee and the related employment taxes may be due from the employee.


Eligibility:

Loan eligibility is determined based on salary level, employment length, employee reviews (need satisfactory review on latest review), employee's number of vested unexercised options, the expiration date of the employee's option and the employee's unexercised vested option value. Additionally, the employee will not have exercised any of their options since the commencement of the loan program. Notwithstanding the above, any loan made under the Loan Program will be at the Company's discretion.


Termination:

The Loan Program may be suspended or terminated at any time by the Company. Upon and during any suspension or termination, the Company will not fund further loans under the Loan Program, including loans in respect of applications received by the Company but as to which the Company has not yet funded. Existing loans will continue to be governed by the terms of the Employee Loan Agreement.

Examples:

Initial Loan Date
-----------------

Number of Shares underlying the Option........  5,000
Number of Vested Shares.......................  2,000
Exercise Price per Share......................  $10.00
Average Nasdaq Closing Price per Share........  $30.00
Gain Value per Share..........................  $20.00  (FMV per share less per share exercise price)
Vested Gain Value.............................  $40,000 (2,000 share times 20.00($30.00 - $10.00))


Loan Amount...................................  $10,000 ($40,000*25%) not to exceed $25,000

Vested Options Shares Pledged as of Loan Date.  500 ($10,000/$20.00 per share)


Six Months Later
----------------
Average Nasdaq Closing per Share..............  $60.00
Gain Value per Share..........................  $50.00
Vested Gain Value.............................  $100,000 ($50.00 per share * 2,000 shares)
Maximum Loan Amount...........................  $25,000
Less: Previously Loaned Amount................  $10,000
Additional Available Loan Amount..............  $15,000

Total loan Amount.............................  $25,000

Total Vested Option Shares Pledged............  500 ($25,000/$50.00 per share)